UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 29, 2010

Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 29, 2010, in connection with an underwritten offering by the United States Department of the Treasury (“Treasury”) of 16,885,192 warrants (the “Warrants”), each representing the right to purchase one share of common stock, par value $5.00, of The PNC Financial Services Group, Inc. (the “Company”), the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Treasury and, on behalf of themselves and the several underwriters specified therein, Deutsche Bank Securities Inc. The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated into this Item 8.01 by reference.

Also in connection with Treasury’s underwritten offering, the Company entered into a warrant agreement (the “Warrant Agreement”), dated April 29, 2010, with Computershare Inc. and Computershare Trust Company, N.A., acting together as warrant agent. The Warrant Agreement is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated into this Item 8.01 by reference.

The underwritten offering described in this Current Report on Form 8-K is more fully described in a prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on April 30, 2010, to the accompanying prospectus filed with the Commission on January 15, 2010, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-164364) (the “Registration Statement”). The foregoing descriptions of the Underwriting Agreement and the Warrant Agreement do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1 and 4.1, respectively.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits listed on the Exhibit Index accompanying this Current Report on Form 8-K are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: May 5, 2010	By:	/S/ SAMUEL R. PATTERSON
Samuel R. Patterson
Controller

EXHIBIT INDEX

Number	Description	Method of Filing

1.1	Underwriting Agreement, dated April 29, 2010, by and among the PNC Financial Services Group, Inc., the United States Department of the Treasury and, on behalf of themselves and the several underwriters named therein, Deutsche Bank Securities Inc.	Filed herewith.

4.1	Warrant Agreement, dated April 29, 2010, between The PNC Financial Services Group, Inc., Computershare Inc. and Computershare Trust Company, N.A.	Incorporated by reference to Exhibit 4.1 of The PNC Financial Services Group, Inc.’s Registration Statement on Form 8-A filed April 30, 2010.

4.2	Form of Warrant.	Incorporated by reference to Exhibit 4.2 of The PNC Financial Services Group, Inc.’s Registration Statement on Form 8-A filed April 30, 2010.

5.1	Opinion of Wachtell, Lipton, Rosen & Katz regarding the Warrants.	Filed herewith.

23.1	Consent of Wachtell, Lipton, Rosen & Katz.	Included in Exhibit 5.1.